UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02631

Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Robert Amweg

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 558-1750

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

October 26, 2016

Fellow Partner:

Our Fund earned $7.46 per share of net investment income for a share outstanding in the nine months ended September 30, 2016, compared to $7.89 per share in the same period of 2015.

After providing for the September 30, 2016 distribution, the net asset value per partnership share on September 30, 2016 was $557.22. The net asset value on June 30, 2016, our last report date, was $546.08.

The Fund expects that it will have realized gains for the fiscal year ending December 31, 2016. Currently, the amount of the gains is $3,242,878, which resulted from the sale of Baxter International stock and subsequent merger of Baxalta, Inc. with Shire. However, the amount of the gain may increase or decrease, depending on the Fund’s investment experience during the remainder of its fiscal year. The Fund’s policy is to retain gains and pay the tax at the corporate income tax rate. You would then be entitled to a proportionate credit for the tax payment and the tax basis of your shares will be increased by the prorated amount of the undistributed gains less the tax paid by the Fund. You will receive a notice from the Fund in early 2017 providing information on the amount of the gain and the amount of the tax paid by the Fund for income tax purposes.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	Third Quarter 2016

Summary

The U.S. equity market posted its best quarter of the year, rebounding from the turbulence created by the UK’s vote to leave the European Union in late June. Supporting positive market performance were better-than expected corporate earnings and solid domestic economic data that affirmed the now familiar trend of slow but stable growth (notwithstanding some recent softness). A commitment to accommodative monetary policies by global central banks also lent support. For its part, the Federal Reserve (Fed) left interest rates steady at its September meeting, but laid the groundwork for a possible hike in December.

All told, the broad-market S&P 500® Index gained 3.85% for the third quarter, with a marked reversal in sector leadership. Information technology (IT) stocks, which lagged in the first half of the year, surged as earnings and growth prospects regained investor attention. A pickup in mergers and acquisitions activity helped drive momentum in the sector as well. Financials also recorded strong gains in the period. Meanwhile, first-half market leaders, utilities and telecommunication services, posted declines amid a broader move away from traditionally defensive sectors and growing speculation of an impending rate hike.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500® Index, during the third quarter, net of fees. In sector terms, the largest detractor from performance was IT, where underweights to hardware and internet software & services had the most negative impact. Software was an additional drag in the sector. Elsewhere, energy hindered relative results, as did consumer discretionary (media) and financials (banks). On a stock-specific basis, the largest individual detractor was the position in Wells Fargo & Co. Walt Disney Co. and an underweight in strong-performing Apple Inc. also weighed on performance.

Conversely, consumer staples contributed to relative performance in the period due to underexposure within food & staples retailing and food products. A second source of strength was the portfolio’s underweight in traditional defensive sectors, namely utilities, real estate investment trusts (REITs) and telecommunication services. Health care and materials also added value. The largest individual contributor was semiconductor holding Intel Corp., followed by positions in Moody’s Corp. and Union Pacific Corp.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

Portfolio Review (concluded)	Third Quarter 2016

Outlook

Heading into the final months of the year, we retain our constructive outlook for U.S. stocks. Economic data point toward a U.S. economy that continues to expand, even if at a modest pace. At the same time, we believe that corporate earnings for the second half of 2016 look set to improve. In our opinion, stabilization in the U.S. dollar and recovery in commodities should support a return to earnings growth, while low expectations potentially leave room for upside surprises. Lastly, in a fragile and uncertain global landscape, we believe that the U.S. remains a beacon of stability and, thus, could be the beneficiary of investment flows. At the same time, we are mindful that volatility could rise in the near term, with Fed policy and the US presidential election among the catalysts.

The Fund’s overall sector weightings shifted slightly in the quarter. Exposure to IT and health care increased, specifically within internet software & services and biotechnology, while the weighting in consumer staples decreased, largely with respect to beverages. The Fund remains well diversified, with the largest overweights relative to the S&P 500® Index in financials, industrials and materials, and the largest underweight relative to the benchmark in IT, followed by utilities and REITs.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of September 30, 2016

(Unaudited)

	Chestnut Street Exchange Fund		S&P 500® Index		DJIATM Index
3rd Quarter 2016	5.09%		3.85%		2.78%
1 Year	13.78%		15.43%		15.46%
3 Years*	9.05%		11.16%		9.23%
5 Years*	14.57%		16.37%		13.77%
10 Years*	6.44%		7.24%		7.39%
Annualized*	10.90%	(1)	10.11%	(2)	10.72%	(2)
Cumulative	6,006.80%	(1)	1,655.65%	(2)	1,968.21%	(2)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Inception 12/29/76
(2)	Inception 12/31/86

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

September 30, 2016

(Unaudited)

	Shares	Value
COMMON STOCKS—98.5%
BASICS—6.4%
Air Products & Chemicals, Inc.	62,114	$9,338,219
Cabot Corp.	73,848	3,870,374

		13,208,593

CAPITAL EQUIPMENT—7.3%
Emerson Electric Co.	106,453	5,802,753
General Electric Co.	312,436	9,254,354

		15,057,107

CONSUMER CYCLICALS—15.7%
3M Co.	23,636	4,165,372
CBS Corp., - Class B	51,548	2,821,738
Comcast Corp., - Class A	128,494	8,524,292
Procter & Gamble Co.	72,480	6,505,080
Walt Disney Co. (The)	110,798	10,288,702

		32,305,184

ENERGY—8.0%
Exxon Mobil Corp.	100,626	8,782,637
Schlumberger, Ltd.	98,313	7,731,334

		16,513,971

FINANCIAL—18.9%
American Express Co.	84,503	5,411,572
Ameriprise Financial, Inc.	19,150	1,910,596
Bank of America Corp.	48,170	753,861
Blackhawk Network Holdings, Inc., - Class B*	6,280	189,468
JPMorgan Chase & Co.	120,418	8,018,635
Moody’s Corp.	70,949	7,682,358
Wells Fargo & Co.	336,269	14,889,991

		38,856,481

HEALTH CARE—16.3%
Abbott Laboratories	112,356	4,751,535
AbbVie, Inc.	112,356	7,086,293
Alexion Pharmaceuticals, Inc.*	15,446	1,892,753
Johnson & Johnson	86,533	10,222,143
Merck & Co., Inc.	129,418	8,076,977
Shire PLC ADR	8,262	1,601,585

		33,631,286

	Shares	Value
RETAIL—2.2%
Home Depot, Inc.	20,117	$2,588,656
Kohl’s Corp.	13,002	568,838
Safeway Casa Ley CVR*†	38,225	—
Safeway PDC CVR*†	38,225	—
Wal-Mart Stores, Inc.	18,345	1,323,041

		4,521,195

STAPLES—5.2%
Altria Group, Inc.	15,436	976,018
Coca-Cola Co. (The)	68,323	2,891,429
Hanesbrands, Inc.	19,408	490,052
Kraft Heinz Co. (The)	3,607	322,863
Mondelez International, Inc., - Class A	10,720	470,608
PepsiCo, Inc.	37,423	4,070,500
Philip Morris International, Inc.	15,436	1,500,688

		10,722,158

TECHNOLOGY—11.7%
Alphabet, Inc. - Class A*	2,601	2,091,360
Apple, Inc.	16,404	1,854,471
Check Point Software Technologies Ltd.*	45,003	3,492,683
Cisco Systems, Inc.	28,068	890,317
Intel Corp.	287,570	10,855,768
Microsoft Corp.	43,766	2,520,922
Oracle Corp.	63,527	2,495,341

		24,200,862

TRANSPORTATION—4.8%
Union Pacific Corp.	100,402	9,792,207

UTILITIES—2.0%
Verizon Communications, Inc.	77,434	4,025,019

Total Common Stocks (Cost: $33,029,733)		202,793,403

*	Non-Income Producing
†	Security has been valued at fair market value. These securities have been deemed illiquid.

Abbreviations:
ADR	American Depositary Receipt
CVR	Contingent Value Rights
PDC	Property Development Center

See Accompanying Notes to Schedule of Investments.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2016

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 33,029,733) **	98.5%	$202,793,403
Other assets in excess of liabilities	2.0%	4,233,191
Other liabilities	(0.5%)	(1,096,178)

NET ASSETS
(Applicable to 369,565 partnership shares outstanding)	100.0%	$205,930,416

Net Asset Value Per Share		$557.22

Net assets applicable to shares owned by:
Limited partners
(369,472 shares)		$205,878,766
Managing general partners (93 shares)		51,650

Total net assets		$205,930,416

**	At September 30, 2016, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$31,469,746

Gross unrealized appreciation	171,572,418
Gross unrealized depreciation	(248,761)

Net unrealized appreciation	$171,323,657

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Schedule of Investments.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS

September 30, 2016

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended September 30, 2016, there were no transfers between Levels 1, 2 and 3 for the Fund.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2016

(Unaudited)

The following is a summary of inputs used, as of September 30, 2016, in valuing the Fund’s investments carried at value:

	Total Value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$202,793,403	$202,793,403	$—	$0

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

AND

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Third Quarter Report

September 30, 2016

(Unaudited)

Chestnut Street Exchange

Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	11/10/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	11/10/2016

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date	11/10/2016